SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

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Alamo Group Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person (s) Filing Proxy Statement, if other than the Registrant)

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ALAMO GROUP INC.

1627 East Walnut Street

Seguin, Texas  78155

Dear Fellow Stockholders:

                You are cordially invited to attend the 2008 Annual Meeting of Stockholders of Alamo Group Inc., to be held on Wednesday, May 7, 2008, at 9:00 a.m. local time, at the Westin Riverwalk Hotel, 420 West Market Street, San Antonio, Texas.  We hope that you will be able to attend the meeting.  Matters on which action will be taken at the meeting are explained in detail in the notice of meeting and proxy statement accompanying this letter.

                In addition to the specific matters to be acted upon, there will be a report on the progress of the Company and an opportunity for questions of general interest to the stockholders.

                Whether or not you expect to be present and regardless of the number of shares you own, please mark, sign and mail the enclosed proxy in the envelope provided as soon as possible.  Stockholders may also vote through the Internet or by telephone.  If you attend the meeting, you may revoke your proxy and vote in person.

                Thank you for your support.  We hope to see you at the meeting.

Donald J. Douglass

Chairman of the Board of Directors

March 20, 2008

ALAMO GROUP INC.

1627 East Walnut Street

Seguin, Texas  78155

____________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 7, 2008

____________________

To the Stockholders of

Alamo Group Inc.

                NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Alamo Group Inc. (the "Company") will be held at the Westin Riverwalk Hotel, 420 West Market Street, San Antonio, Texas, on Wednesday, May 7, 2008, at 9:00 a.m. local time, for the following purposes:

(1)	To elect seven (7) directors to the Board of Directors to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualified;

(2)	To ratify the Audit Committee’s appointment of Ernst & Young LLP as the Company's independent auditors for the 2008 fiscal year;

(3)	To transact such other business as may properly come before the meeting or any adjournment thereof.

                In accordance with the By-Laws of the Company, the Board of Directors fixed the record date for the meeting on March 14, 2008. Only stockholders of record at the close of business on that date will be entitled to vote at the meeting or any adjournment thereof.

                Stockholders who do not expect to attend the meeting in person are urged to sign the enclosed proxy and return it promptly.  A return envelope is enclosed for that purpose.  Stockholders may also vote through the Internet or by telephone.  Instructions are included on the proxy card.

A complete list of stockholders entitled to vote at the meeting, showing the address of each stockholder and the number of shares registered in the name of each stockholder, shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of twelve days commencing April 21, 2008, at the offices of the Company’s Counsel which is Oppenheimer, Blend, Harrison and Tate, Inc. located at 711 Navarro, Suite 600, San Antonio, Texas 78205-1796.

                                                                                                                By Order of the Board of Directors

                                                                                                                Robert H. George

                                                                                                                Secretary

Dated: March 20, 2008

 ALAMO GROUP INC.

1627 East Walnut Street

Seguin, Texas  78155

PROXY STATEMENT

                The accompanying Proxy is solicited by the Board of Directors of Alamo Group Inc., a Delaware corporation (the "Company", "we", "our" and "us"), to be voted at the 2008 Annual Meeting of Stockholders to be held on May 7, 2008, and at any adjournments thereof.  The meeting will be held at 9:00 a.m. local time, at the Westin Riverwalk Hotel, 420 West Market Street, San Antonio, Texas. This Proxy Statement and the accompanying Proxy are being mailed to Stockholders on or about March 31, 2008.  The Annual Report of the Company for fiscal 2007, including audited financial statements for the fiscal year ended December 31, 2007, and a proxy card are enclosed.

VOTING AND PROXIES

Only holders of record of Common Stock of the Company at the close of business on March 14, 2008 (the “Record Date”), shall be entitled to vote at the meeting.  There were 20,000,000 authorized shares of Common Stock, par value $.10 per share ("Common Stock"), of the Company and 9,796,829 shares of Common Stock outstanding on the Record Date.  Each share of Common Stock is entitled to one vote.  Any Stockholder giving a proxy has the power to revoke same at any time prior to its use by giving notice in person or in writing to the Secretary of the Company.

                The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the 2008 Annual Meeting of Stockholders and any adjournment thereof.

A plurality of the votes cast at the Annual Meeting is required for the election of each individual nominated by the Board of Directors.  The ratification of Ernst & Young LLP’s appointment as the Company’s independent auditor requires the affirmative vote of a majority of the votes cast by the Stockholders represented at the annual meeting and entitled to vote thereon.

                Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspectors of election appointed by the Company for the meeting.  The inspectors of election will treat abstentions and broker non-votes as shares that are present for purposes of determining the presence of a quorum.  Abstentions may be specified on all proposals except the election of directors.  Abstentions are present and entitled to vote for purposes of determining the approval of any matter submitted to the Stockholders for a vote and will thus have the same effect as a negative vote on the proposal to ratify the appointment of Ernst & Young.  If a broker indicates on a proxy that it does not have the discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered present and entitled to vote with respect to that matter.

BENEFICIAL OWNERSHIP OF COMMON STOCK

Listed in the following table are the only beneficial owners that the Company is aware of as of February 28, 2008, of more than five percent of the Company's outstanding Common Stock.  In addition, this table includes the outstanding voting securities beneficially owned by its directors, its executive officers that are listed in the Summary Compensation Table and by its directors and executive officers as a group as of February 28, 2008.  Unless indicated otherwise below, the address of each person named on the table below is: c/o Alamo Group Inc., 1627 East Walnut Street, Seguin, Texas 78155.

Beneficial Owner of Common Stock	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)

Capital Southwest Venture Corporation 12900 Preston Road, Suite 700 Dallas, TX 75230	2,830,300 (3)	28.89%

Third Avenue Management LLC Formerly EQSF Advisors, Inc. 622 Third Avenue, 32nd Floor New York, NY 10017	2,578,615 (4)	26.32%

Dimensional Fund Advisors LP 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	819,146 (5)	8.36%

Met Investors Advisory, LLC 5 Park Plaza, Suite 1900 Irvine, CA 92614	562,013 (6)	5.74%

Tradewinds Global Investors, LLC 2049 Century Park East, 20th Floor Los Angeles, CA 90067	514,444 (7)	5.25%

Donald J. Douglass	334,925 (8)	3.4%

Ronald A. Robinson	320,000 (9)	3.3%

Jerry E. Goldress	29,000	*

James B. Skaggs	16,100	*

David H. Morris	12,018 (10)	*

David W. Grzelak	500 (10)	*

Gary L. Martin	2,830,300 (3)	*

Dan E. Malone	5,000 (9)	*

Robert H. George	15,750 (9)	*

Richard J. Wehrle	12,540 (9)	*

Geoffrey Davies	21,550 (9)	*

Donald C. Duncan	9,200 (9)	*

All Directors and Executive Officers as a Group (12 Persons)	3,606,883 (8)(9)(10)	36.82%

_____________________

*    Less than 1% of class

(1)     In each case the beneficial owner has sole voting and investment power, except as otherwise provided herein.

(2)	The calculation of percent of class is based on the number of shares of Common Stock outstanding as of February 28, 2008, being 9,796,829 shares.
(3)

Includes shares owned by Capital Southwest Corporation (“Capital Southwest”) (170,300 shares), the parent corporation of Capital Southwest Venture Corporation (2,660,000 shares).  Mr. Martin, a director of the Company, serves as President and CEO of both Capital Southwest Venture Corporation and Capital Southwest Corporation.  Mr. Martin has share voting and investment power with respect to the shares of Common Stock owned by Capital Southwest Venture Corporation and Capital Southwest Corporation.  Mr. Martin personally disclaims beneficial ownership of these shares.

(4)

Based on a Schedule 13G dated February 14, 2008, by which Third Avenue Management LLC (“TAM”) reported that as of December 31, 2007, it or any of TAM’s small cap funds had shared voting power over none of such shares, had sole voting power over 1,893,284 such shares, and had sole dispositive power over 2,578,615 of such shares.  TAM has beneficial ownership in 2,578,615 shares as of December 31, 2007.

(5)

Based on Schedule 13G dated February 6, 2008, by which Dimensional Fund Advisors Inc. reported that as of December 31, 2007, it had shared voting power over none of such shares, had sole voting power over 819,146 shares and had sole dispositive power of 819,146 shares.  Dimensional Fund Advisor Inc. has beneficial ownership in 819,146 shares as of December 31, 2007.

(6)

Based on Schedule 13G dated February 14, as amended on February 21, 2008, by which Met Investors Advisory, LLC (“MIA”) reported that as of December 31, 2007, it had shared voting power over 562,013 shares, had sole voting power over none of the shares and shared dispositive power over 562,013 shares.  MIA has beneficial ownership in 562,013 shares as of December 31, 2007.  The 562,013 shares held by MIA are also included in the shares held by TAM above.

(7)

Based on Schedule 13G dated February 14, 2008, by which Tradewinds Global Investors LLC (“TGI”) reported that as of December 31, 2007, it had shared voting power over none of the shares, had sole voting power over 446,970 shares and sole dispositive power over 514,444 shares.  TGI has beneficial ownership in 514,444 shares as of December 31, 2007.

(8)

Includes 59,194 shares owned by The Douglass Foundation, a non-profit organization of which Helen D. Douglass, Mr. Douglass’ wife, is the President; 16,951 shares in the Douglass Charitable Lead Unitrust of 2000 of which Mrs. Douglass is trustee; and 43,100 shares owned by Helen D. Douglass. Various members of Mr. Douglass’ family hold shares of stock of the Company which are not included in this table and Mr. Douglass disclaims beneficial ownership of those shares.

(9)

Includes shares available for exercise under various stock options as follows:  for Mr. Robinson 275,000 shares; for Mr. Malone 5,000; for Mr. George 11,350 shares; for Mr. Wehrle 11,350 shares; for Mr. Davies 20,350 shares; and for Mr. Duncan 6,400 shares.

(10)	Includes shares available for exercise under a non-qualified stock options as follows: for Mr. Morris 7,500 shares and for Mr. Grzelak 500 shares.

PROPOSAL 1 - ELECTION OF DIRECTORS

The By-Laws of the Company provide that the number of directors which shall constitute the whole Board of Directors shall be fixed and determined from time to time by resolution adopted by the Board of Directors.  Currently, the size of the Board of Directors has been fixed at seven (7) directors.  Each director elected at the annual meeting will serve until the next annual meeting of Stockholders or until a successor is elected and qualified.  Unless otherwise instructed, shares represented by properly executed proxies in the accompanying form will be voted for the individuals nominated by the Board of Directors set forth below. Although the Board of Directors anticipates that the listed nominees will be able to serve, if at the time of the meeting any such nominee is unable or unwilling to serve, such shares may be voted at the discretion of the proxy holders for a substitute nominee.  The Nominating/Corporate Governance Committee of the Board of Directors recommended the following individuals to the Board of Directors and the Board of Directors nominated them. Certain information concerning such nominees, including all positions with the Company and principal occupations during the last five years, is set forth below.

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

Donald J. Douglass, age 76, founded the Company in 1969 and has served as Chairman of the Board of Directors and Chief Executive Officer of the Company.  Mr. Douglass resigned his position as Chief Executive Officer on July 7, 1999 and retired from his position as an employee of the Company on December 31, 1999 but continues to serve as a director and Chairman of the Board of the Company.

Ronald A. Robinson, age 55, has been President, Chief Executive Officer and a director of the Company since 1999.  Mr. Robinson previously was President of Svedala Industries, Inc., the U.S. subsidiary of Svedala Industries AB of Malmo, Sweden, a leading manufacturer of equipment and systems for the worldwide construction, mineral processing and materials handling industries.  Mr. Robinson joined Svedala in 1992 when it acquired Denver Equipment Company of which he was Chairman and Chief Executive Officer.

Jerry E. Goldress, age 77, has been a director of the Company since 2000 and is Chairman and Chief Executive Officer of Grisanti, Galef & Goldress, Inc. (“GGG”), a turnaround management consulting firm. Mr. Goldress has been with GGG since 1973 and has been its Chairman and Chief Executive Officer since 1981.  In his consulting capacity, he has been President of more than one hundred manufacturing, distribution and retail organizations.

David W. Grzelak, age 57, has been a director of the Company since August 2006 and has been Chairman and Chief Executive Officer of Komatsu America Corporation since April 2002.  He has full profit and loss responsibilities for U.S. Komatsu Operations relating to the construction, utility and mining industries.  Komatsu America Corporation manufactures and markets Komatsu, Dressta and Galion lines of hydraulic excavators, wheel loaders, crawler dozers, off-highway trucks and motor graders.

Gary L. Martin, age 61, has been a director of the Company since May 2007.  In 2007, Mr. Martin was elected President and CEO of Capital Southwest Corporation, where he served as Vice President since 1992, a publicly owned venture capital investment company located in Dallas, Texas, and has been a Director of Capital Southwest Corporation since 1988.  From 1979 through April 2007 Mr. Martin was Chief Executive Officer and President of The Whitmore Manufacturing Company which is a specialty manufacturer of lubricants and coatings for industrial applications.  Capital Southwest Corporation directly or indirectly owns 100% of Whitmore Manufacturing Company.

David H. Morris, age 66, has been a director of the Company since 1996.  Mr. Morris retired as President and Chief Operating Officer of The Toro Company in November 1995.  He had served in that capacity since December 1988.  Mr. Morris was first employed by The Toro Company in February 1979 and served in various executive positions with The Toro Company and its subsidiaries.

James B. Skaggs, age 70, has been a director of the Company since 1996 and retired as Chairman of the Board, Chief Executive Officer and President of Tracor, Inc. in June 1998.  Tracor provided technology products and services to governmental and commercial customers worldwide in the areas of information systems, aerospace, defense and systems engineering.  Mr. Skaggs was Tracor’s Chief Executive Officer, President and a Director since November 1990 and its Chairman of the Board since December 1993.

The following table shows the current membership of each committee and the number of meetings held by each committee during 2007:

	Compensation Committee	Audit Committee	Nominating/ Corp Gov
Donald Douglass
Jerry Goldress	X	X	Chair
David Grzelak	X	X	X
Gary Martin	X		X
David Morris		Chair	X
Ronald Robinson
James Skaggs	Chair	X
Fiscal 2007 Meetings	2	5	3

INFORMATION CONCERNING DIRECTORS

None of the nominees for director or the executive officers of the Company has a family relationship with any of the other executive officers or other nominees for director.  Except for Messrs. Goldress and Martin, none of the directors or nominees is a director of any other company which has a class of securities registered under, or is required to file reports under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or of any company registered under the Investment Company Act of 1940.  Mr. Martin is a director of Capital Southwest Corporation.  Mr. Goldress is a director of Rockford Corporation and he serves on its audit committee and compensation committees.

Non-management directors may meet in executive session, without the Chief Executive Officer, at any time, and there are regularly scheduled non-management executive sessions at each meeting of the Board of Directors and Committees thereof.  The Chairman of the Board and the Chair of each Committee preside over their respective executive sessions.

                In determining independence, each year the Board affirmatively determines whether each director has no “material relationship” with the Company other than as a director.  When assessing the “materiality” of a director’s relationship with the Company, the Board considers all relevant facts and circumstances, not merely from the director’s standpoint, but from that of the persons or organizations with which the director has an affiliation, and the frequency or regularity of the services, whether the services are being carried out at arm’s length in the ordinary course of business and whether the services are being provided substantially on the same terms to the Company as those prevailing at the time from unrelated parties for comparable transactions.

The Board of Directors has determined that all of the current directors except Mr. Robinson, President  and CEO, have no material relationship with the Company or its auditors and are independent within the meaning of the New York Stock Exchange (“NYSE”) listing standards on director independence requirements and the standard of director independence established under on our Corporate Governance Guidelines covered above and which are available at ( www.alamo-group.com) under the “Our Commitment” tab.  However, the Board of Directors has determined that Mr. Martin, President and CEO of Capital Southwest Corporation, cannot chair or be a voting member of the Audit Committee because, in his capacity at Capital Southwest Corporation, he has the authority to vote more than 20% of the Company’s outstanding shares.  Mr. Douglass, who retired in 1999 as Chief Executive Officer of the Company, receives a supplemental retirement benefit, has been determined by the Board as independent since 2004.

                If you and other interested parties wish to communicate with the Board of Directors of the Company, you may send correspondence to the Corporate Secretary, Alamo Group Inc., 1627 East Walnut Street, Seguin,Texas 78155.  The Secretary will submit your correspondence to the Board of Directors or the appropriate committee or Board member, as applicable.  The Board’s Policy regarding shareholder communication with the Board of Directors is available at ( www.alamo-group.com) under the “Our Commitment” tab.

Stockholders and other interested parties may communicate directly with non-management directors of the Board by sending your correspondence to the Chairman of the Board, Alamo Group Inc., 1627 East Walnut Street, Seguin, Texas  78155.

                The Board has delegated some of its authority to three committees of the Board of Directors.  These are the Audit Committee, Nominating/Corporate Governance Committee and Compensation Committee.  All three committees have published Charters on the Company’s website ( www.alamo-group.com) under the “Our Commitment” tab.

Vote required.  A plurality of the votes cast at the Annual Meeting is required for the election of each individual nominated by the Board of Directors.  All proxies will be voted “FOR” these nominees unless a contrary choice is indicated.

THE BOARD OF DIRECTORS HAS APPROVED THE SLATE OF DIRECTORS AND

RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL SEVEN NOMINEES, WHICH IS DESIGNATED AS PROPOSAL NO. 1 ON THE ENCLOSED PROXY.

MEETINGS AND COMMITTEES OF THE BOARD

                During the fiscal year ended December 31, 2007, the Board of Directors held five meetings.  All members of the Board attended all five meetings.  Each director attended at least 75% or more of the total number of meetings of the Board and committees on which the director served during 2007.  It is a policy of the Board that all directors attend the Annual Stockholders’ Meeting.  All of our directors attended the Annual Stockholders’ Meeting in May 2007.

THE AUDIT COMMITTEE

                In January of 2007, the Audit Committee of the Board of Directors consisted of Messrs. Morris (Chairman), Goldress, Grzelak and Skaggs, and they were reappointed in May 2007.  The Committee met five times during fiscal 2007.  All Committee members were present at the meetings with the exception of Mr. Goldress who missed one meeting due to illness.  The duties and responsibilities of the Committee include, among other things:

-	Appoint, approve compensation and oversee the work of the independent auditor
-	Review at least annually a report by the independent auditor describing the firm’s internal control procedures and any material issues raised by the most recent internal control review
-	Pre-approve all audit services and associated fees by the independent auditors
-	Pre-approve all permissible non-audit services to be provided by the independent auditor
-	Review the independence of the independent auditor
-	Review scope of audit and resolve any difficulties or disagreements with management encountered during the audit or any interim periods
-	Review and discuss with management and the independent auditor the annual audit and quarterly financial statements of the Company
-	Recommend to the Board whether the financial statements should be included in the Annual Report Form 10-K as reviewed
-	Review adequacy of Company’s internal controls
-	Review adequacy of Company’s disclosure controls
-	Approve scope of internal auditor’s audit plan
-	Review policies and procedures with respect to earnings press releases, financial information and guidance presented to analysts
-	Review financial risk management procedures
-	Oversee Company’s compliance system with respect to legal and regulatory compliance and Code of Business Conduct and Ethics
-	Establish and maintain procedures for handling complaints regarding accounting, internal controls and ethics, including a way to report anonymously

The Audit Committee reports to the Board on its activities and findings.

The Board of Directors has determined that under current NYSE listing standards all members of the Committee are financially literate, are “audit committee financial experts,” and are independent under the Company’s Corporate Governance Guidelines and NYSE listing requirements, and that each has accounting or related financial management expertise as required by the NYSE listing standards.  The Committee’s Charter and Corporate Governance Guidelines, which have been approved by the Board of Directors, are reviewed annually and may be viewed on the Company’s website ( www.alamo-group.com) under the “Our Commitment” tab.

REPORT OF THE AUDIT COMMITTEE

The information contained in this report shall not be deemed to be “soliciting material” or “filed” with the Securities and Exchange Commission (the “SEC”) or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that Alamo Group Inc. specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

The Audit Committee is comprised of four independent members of the Company’s Board of Directors.  Each member of the Audit Committee is independent under applicable law and NYSE listing requirements.  The duties and responsibilities of the Audit Committee are set forth in the Audit Committee Charter, which the Board of Directors adopted on May 1, 2000 and reviews on an annual basis.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors.  Management has the primary responsibility for the financial statements and the reporting process, including the system of internal control over financial reporting.  In fulfilling its oversight responsibilities in fiscal 2007, the Committee reviewed and discussed the quarterly Form 10-Q’s and the audited financial statements included in the Annual Report on Form 10-K with management, including quality, not just the acceptability, of the accounting principles, the reasonableness of significant adjustments, and the clarity of disclosures in the financial statements.

The Committee reviewed with management and with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed by the independent auditors with the Committee under generally accepted auditing standards (including Statement on Auditing Standards No. 61).  In addition, the Committee has discussed with the independent auditors the auditors’ independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board (including Independence Standards Board Standard No. 1), and considered the compatibility of non-audit services with the auditors’ independence.

The Committee discussed with the independent auditors the overall scope and plans for their audit.  They also discussed with management the overall scope and plans for the Company’s assessment of internal control.  The Committee meets with the independent auditors and the internal auditor, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.  The Committee held five meetings during fiscal year 2007.  All members were present at the meetings with the exception of Mr. Goldress who missed one meeting due to illness.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2007, for filing with the SEC.  The Audit Committee has also recommended, subject to stockholder ratification, the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year 2008.  Audit, audit-related and any permitted non-audit services provided to the Company by Ernst & Young LLP are subject to pre-approval by the Audit Committee.

AUDIT COMMITTEE

David H. Morris, Chairman

Jerry E. Goldress, Member

David W. Grzelak, Member

James B. Skaggs, Member

THE NOMINATING/CORPORATE GOVERNANCE COMMITTEE

In January 2007, the Nominating/Corporate Governance Committee consisted of Messrs. Goldress (Chairman), Douglass, Morris and Thomas and in May 2007, Messrs. Goldress (Chairman), Grzelak, Martin and Morris were appointed as the new members of the Committee.  During 2007, the Committee held three meetings and all members were present.  The Committee has the following responsibilities, among other things, to:

-	Evaluate director candidates and has sole authority to retain a search firm, approve its fees and scope of service
-	Recommend to the Board of Directors nominees for Board election by the stockholders based upon their qualifications, knowledge, skills, expertise, experience and diversity
-	Review Board composition to reflect the appropriate balance of knowledge, skills, expertise, experience and diversity
-	Review size of the Board and meeting frequency
-	Recommend to the Board standing committees
-	Review, at least annually, the Code of Business Conduct & Ethics
-	Oversee and establish procedures for the annual evaluation of the Board and management

The Board of Directors has determined that the members of the Committee are independent under the Company’s Corporate Governance Guidelines and NYSE listing requirements.  The Committee’s Charter and Corporate Governance Guidelines are reviewed annually and may be viewed on the Company’s website ( www.alamo-group.com) under the “Our Commitment” tab.

The Nominating/Corporate Governance Committee will consider director candidates recommended by stockholders.  The Committee’s Policy Regarding Director Candidates Recommended by Stockholders, the Corporate Governance Guidelines (including our standards of director independence) and Code of Conduct and Ethics are on our website (www.alamo-group.com) under “Our Commitment” tab and are available to any stockholder who requests them by writing to Corporate Secretary, Alamo Group Inc., 1627 East Walnut Street, Seguin, Texas 78155.

                Any stockholder of the Company who complies with the notice procedures set forth below and is a stockholder of record at the time such notice is delivered to the Company may make a director recommendation for consideration by the Nominating/Corporate Governance Committee. A stockholder may make recommendations at any time, but recommendations for consideration as nominees at the annual meeting of stockholders must be received not less than 120 days before the first anniversary of the date of the proxy statement released to stockholders in connection with the previous year’s annual meeting. Therefore, to submit a candidate for consideration for nomination at the 2008 annual meeting of stockholders, a stockholder must have submitted the recommendation, in writing, by December 1, 2007. The written notice must demonstrate that it is being submitted by a stockholder of the Company and include information about each proposed director candidate, including name, age, business address, principal occupation, principal qualifications and other relevant biographical information. In addition, the stockholder must provide confirmation of each candidate’s consent to serve as a director. A stockholder must send recommendations to the Nominating/Corporate Governance Committee, Alamo Group Inc., 1627 East Walnut Street, Seguin, Texas  78155.

                The Nominating/Corporate Governance Committee identifies, evaluates and recommends director candidates to the Board of Directors.  In identifying and recommending nominees for positions on the Board of Directors, the Nominating/Corporate Governance Committee places primary emphasis on (i) judgment, character, expertise, skills and knowledge useful to the oversight of our business; (ii) diversity of viewpoints, backgrounds, experiences and other demographics; (iii) business or other relevant experience; and (iv) the extent to which the interplay of the nominee's expertise, skills, knowledge and experience with that of other members of the Board will build a board that is active, collegial and responsive to the needs of the Company.

                Upon identifying a director candidate, the Committee initially determines the need for additional or replacement Board members and evaluates all the director candidates under the criteria described above, based on the information the Committee receives with the recommendation or otherwise possesses, which may be supplemented by certain inquiries. If the Committee determines, in consultation with other Board members including the Chairman, that a more comprehensive evaluation is warranted, the Committee may then obtain additional information about the director candidate’s background and experience, including by means of interviews. The Committee will then evaluate the director candidate further, again using the evaluation criteria described above. The Committee receives input on such director candidates from other directors, including the Chairman, and recommends director candidates to the full Board of Directors for nomination. The Committee may engage a third party to assist in the search for director candidates or to assist in gathering information regarding a director candidate’s background and experience. If the Committee engages a third party, the Committee approves the fee that the Company pays for these services.

THE COMPENSATION COMMITTEE

In January 2007 the Compensation Committee of the Board of Directors consisted of Messrs. Thomas (Chairman), Goldress, Morris and Skaggs, and in May of 2007, Messrs. Skaggs (Chairman), Goldress, Grzelak and Martin were appointed as the new Compensation Committee members.  The Committee met two times during fiscal 2007.  All Committee members were present at the meetings.  The duties and responsibilities of the Committee include, among other things, to:

-

Review and approve, at least annually, the goals and objectives and the structure of the Company’s plans for executive compensation, incentive compensation, equity-based compensation, and employee benefit plans, and make recommendations to the Board

-	Evaluate annual performance of the CEO in light of the goals of the Company’s executive compensation plans, and recommend his or her compensation based on this evaluation
-	In consultation with the CEO, review, evaluate and recommend to the Board the compensation of all executive officers and key managers
-	Evaluate and recommend to the Board compensation of directors for Board and Committee service
-	Review and recommend to the Board any severance agreement made with any executive officer
-	Review and recommend to the Board the amount and terms of all individual stock options
-	Review and recommend to the Board all equity-based compensation plans that are subject to stockholder approval
-	Approve and issue the Compensation Discussion and Analysis required by the SEC for inclusion in the Company’s proxy statement

The Compensation Committee has the authority to delegate its duties and responsibilities to subcommittees as it deems necessary and advisable.  The role of our executive officers in determining compensation is discussed below under “Compensation Discussion and Analysis.”  The Compensation Committee has authority under its charter to retain, at the Company’s expense, such consultants and other advisors as it deems necessary to assist it in the fulfillment of its duties.  The Committee did not retain a compensation consultant in 2007.

The Board of Directors has determined that the members of the Committee are independent under the Company’s Corporate Governance Guidelines and NYSE listing requirements.  The Committee’s Charter and Corporate Governance Guidelines are reviewed annually and may be viewed on the Company’s website ( www.alamo-group.com) under the “Our Commitment” tab.

COMPENSATION DISCUSSION AND ANALYSIS

This section provides information regarding the compensation program in place for the Company’s principal executive officer, principal financial officer and the three most highly compensated executive officers other than the principal executive officer and principal financial officer (“Named Executive Officers” or “NEOs”) for 2007.  All NEOs are listed in the Summary Compensation Table.  This section also includes information regarding, among other things, the overall objectives of the Company’s compensation program and each element of compensation that we provide.

Objectives of Our Compensation Program

The Compensation Committee of the Board of Directors has responsibility for establishing, implementing, monitoring and approving the compensation program for NEOs.  The Committee recommends proposed compensation program changes, salaries, annual cash incentive compensation amounts and incentive stock options for the NEOs to the Board of Directors for approval.  The Committee acts pursuant to a charter that has been approved by the Board.

The compensation program for the NEOs is designed to attract, retain and reward talented executives who have the experience and ability to contribute materially to the Company’s long-term success and thereby build value for its shareholders.  The program is intended to provide competitive base salaries as well as short and long term incentives which align management and shareholder objectives and provide the opportunity for NEOs to participate in the success of the Company and its individual business units.  The program’s annual cash incentive and its longer term stock-based incentive compensation provide potential upside for exceeding financial targets with significant downside risk for missing performance targets.  This balances retention with reward for delivering increased shareholder value and provides closely aligned objectives for Company management and shareholders.

Role of the CEO and Committee in Compensation Decisions

                The Committee reviews and recommends all compensation for the CEO to the Board of Directors for its approval.  The Committee reviews recommendations by the CEO for the compensation of other NEOs as well as other executive officers and designated key employees.  The CEO annually reviews the performance of each NEO (other than the CEO, whose performance is reviewed by the Committee).  The recommendations based on these reviews, including salary adjustments, annual cash incentive awards and stock options, are presented to the Committee.  The Committee reviews these recommendations and can exercise its discretion in modifying and recommending adjustments or awards to executives.  The final decisions are then recommended for approval by the Committee to the Board of Directors.  Decisions regarding compensation for key managers are made by the CEO and other NEOs of the Company.

Components of Executive Compensation

                For the fiscal year ended December 31, 2007, the principal components of compensation for NEOs were:

-          Base salary

-          Incentive Compensation Plan

-          Stock Option Program

-          Perquisites

-          Other employee benefits

Base Salary

The Company provides NEOs and other key managers with competitive base salaries to compensate them appropriately for services rendered during the fiscal year.  The Committee primarily considers the following for each of the NEOs as well as other executive officers and designated key employees:

-          The Company’s performance and individual contributions to that performance

-          Experience in the position

-          Periodic review of survey data on similar positions with comparable companies

-          In selected cases, other relevant factors may be considered

Base salary levels were determined by the Committee in February 2007, most of which were effective May 1, 2007, and again in February 2008, generally to be effective May 1, 2008.  Any review of promotions or other changes in job responsibilities are also typically considered during this timeframe.

The base salary level for Ronald A. Robinson, President and Chief Executive Officer was recommended by the Committee and approved by the Board of Directors in February 2007, effective May 1, 2007, at $400,000 per annum and was reset at $425,000 in February 2008 to be effective May 1, 2008.  The base salary levels for all of our NEOs other executive officers and designated key employees were determined by the Committee based on those factors described in the preceding paragraphs in February 2007 and February 2008, effective May 1st of each year.

Incentive Compensation Plan

In 1999, the Committee adopted a revised version of the Alamo Group Incentive Compensation Plan (“ICP”).  The ICP is a cash incentive plan which allows the Committee to reward of the Company’s NEOs and key managers based upon three factors:

-	The overall performance of the Company
-	The performance of the segment of the Company or division and/or business unit in which the employee is expected to contribute
-	The individual performance of the employee

In February of each year, the Committee reviews with the Company proposed changes, if any, to the ICP plan and then adopts the plan for the current year.  The Committee, in its sole discretion, is entitled to interpret the plan.  Bonuses under the plan are not deemed fully earned until paid.

ICP target incentive includes a 75% objective component and 25% subjective component.  All incentives under the Plan are accrued and expensed monthly during each Plan Year and paid within 75 days after the end of the Plan Year.

                For 2007, the objective component of the ICP was based on the relationship between Actual Earnings and Target Earnings for the Company or each division, subsidiary or unit.  Target Earnings for the Company and its divisions, subsidiaries and units are approved at the beginning of each Plan Year by the Board of Directors based on management’s proposed financial plan for the year considering anticipated market conditions and appropriate goals for earnings growth.

Generally, Target Earnings are the Company’s or divisions’, subsidiaries’ or units’ projected earnings before interest and taxes (EBIT) which include an appropriate accrual for the estimated payments under the ICP Plan.  Actual Earnings are the actual earnings before interest and taxes (EBIT) calculated in a manner consistent with the Target Earnings and include adequate accruals to cover all estimated payments under the ICP Plan.  Actual and/or Target Earnings for any given year are subject to revision by the Committee if the Committee deems it appropriate to adjust for the effect of items such as extraordinary additions to or reversals of reserves, acquisitions and divestitures, gains or losses from the sale of assets, and operating income and expenses of discontinued operations.  The specific quantitative targets for the following performance priorities are not disclosed because we believe disclosure of this information would cause the Company competitive harm. These targets are based on our business plan for the fiscal year, and are intended to be challenging but achievable.

In 2007, while certain divisions of the Company achieved their intended target levels under the objective component of the ICP, the NEOs, with the exception of Mr. Davies, received no compensation for their objective component.  In the last 3 years, under the ICP Plan, the NEOs, with the exception of Mr. Davies, received no compensation for their objective component of the plan, since other than Mr. Davies the NEOs’ respective objective components were based upon Company-wide targets, which were not met.

Actual payments under the objective components of the 2007 ICP could range from 0% to 150% of target, on the basis of performance, from 75% (threshold) to 125% (maximum) of the Target Earnings established by the Committee as follows:

Performance Level % of Target Earnings	ICP Payment Level % of Target Payment	Percentage Change in ICP payment for each % of actual to budget
75% - 100%	0 to 100%	4%
100% - 125%	100 to 150%	2%

In each of the above brackets of Actual Earnings to Target Earnings, the Actual ICP Incentive Earned as a percentage of the Target Incentive is graduated by the Incremental ICP change to determine the Actual ICP Incentive Earned (rounded to the nearest dollar).

In February 2008, pursuant to the ICP, the Committee approved total incentive payments applicable to 2007 of $1,083,426 to participating employees.  These payments were expensed in 2007 and paid in March 2008.  Incentive payments expensed in 2006 and paid in March 2007 totaled $1,126,887.  Included in these totals were ICP payments to Ronald A. Robinson, President and Chief Executive Officer, of $93,750 and $105,469, applicable to 2007 and 2006 respectively.  Mr. Robinson also received a special bonus of $100,000 paid in 2006 related to the completion of the Gradall acquisition.

Awards made to the NEOs under the ICP for performance in 2007 are reflected in the “Bonus” column of the Summary Compensation Table on page 17.

For 2008 the Committee recommended, and the Board of Directors approved, a change in the criteria for the objective component of the plan.  For participants other than corporate participants (“CEO, NEOs and other key managers”) the criteria is as follows:

Objective Component	Criteria
50%	Actual EBIT vs. Target EBIT
25%	Actual inventory improvement vs. Plan

Subjective Component
25%	Based on subjective criteria

For corporate participants, the criteria will be as follows:

Objective Component	Criteria
75%	Diluted earnings per share with zero payment at less than 90% of the prior year; target payment at 100 percent of identified target earnings and maximum incentive payment of 150% of target if identified maximum target earnings are met or exceeded

Subjective Component
25%	Based on subjective criteria

The above reflects the general criteria for the CEO, NEOs and other key managers.  Some of them and their direct reports may have exceptions to the above criteria based upon their job classifications and areas they can influence or specifically target for improvement..

The chart below reflects the NEO’s target % of base salary incentive at targeted performance.

NEO	% Of Base Salary Incentive At Target Performance
Ronald Robinson	75%
Dan Malone	30%
Geoffrey Davies	35%
Robert George	25%
Richard Wehrle	25%
Donald Duncan	25%

Stock Option Programs

The Company’s stock option program relates stockholder value and our executive long-term compensation.  The program provides an opportunity for increased equity ownership by our executives while maintaining competitive levels of total compensation.

From time to time the Committee has recommended, and the Board of Directors has granted, qualified and non-qualified stock options to the NEOs, key employees and directors.  Stock option award levels vary among participants based on their performance and positions within the Company.

Options are granted at the New York Stock Exchange’s closing price of the Company’s stock on the effective date of grant and thus will have no ultimate value unless the value of the Company’s stock appreciates.  The Company has never granted options with an exercise price that is less than the closing price of the Company’s Common Stock on the grant date, nor has it granted options which are priced on a date other than the effective date of the grant. We do not grant options during blackout periods when insider transactions are prohibited; options are generally granted at the Company’s closing price on the date of grant, which generally is the third business day after the Company’s press release announcement of earnings or disclosure of other material non-public information.  Newly hired executive officers who are eligible to receive options are awarded such options at the next regularly scheduled Committee meeting following their hire date.  The Committee believes these options provide a significant incentive for the option holders to enhance the value of the Company’s Common Stock by continually improving the Company’s performance.

                All options granted by the Committee become vested and exercisable for 20% of the total optioned shares after one year following the grant and for an additional 20% of the total optioned shares after each succeeding year until the option is fully exercisable.  The options have a term of 10 years.  Upon termination or retirement of an employee or Director prior to February 2006, the option holder had 30 days to exercise vested shares except in the case of death (subject to one year limitation).  For options granted after February 2006, and if the employee or Director is at least 62 years of age and has at least 5 years of service with the Company, then all outstanding options become fully vested upon termination of employment (not for cause) or retirement.

Perquisites

The Company’s NEOs and key managers receive various perquisites provided by or paid for by the Company.  These perquisites can include memberships in social and professional clubs, car allowances, a 401(k) restoration plan, and some gross-up payments equal to the taxes payable on certain perquisites.

-	Club memberships – reimbursement for dues and business expenses, usually negotiated at start of employment
-	Car allowances/company vehicles – an allowance paid monthly for usage of personal vehicle or a company vehicle is provided where required, also usually negotiated at start of employment
-

401(k) restoration plan – provides a supplemental compensation benefit to a select group of executive officers and highly compensated employees who cannot participate at the same level as other employees of the Company

-	Gross-up payments – provided in certain limited situations, such as commuting and relocation expenses, that are taxable events
-	Reimbursement of certain commercial airfare, hotel and vehicle expenses in connection with Mr. Robinson’s commuting that was approved by the Committee

We provide these perquisites because, in many cases, such as membership in social and professional clubs, the perquisites are often used by the executives for business-related activities and entertainment, and these perquisites are provided by many companies to their named executive officers and are therefore necessary to enable the Company to retain and recruit capable managers.  Under the last item above, under listed perquisites, the Board agreed to reimbursement of certain expenses in connection with Mr. Robinson’s commuting from his home in Colorado Springs, Colorado to the corporate office in Seguin, Texas, including commercial airfare, hotel and car rental.

The Committee reviews the perquisites provided to the NEOs on an annual basis, in an attempt to ensure that they continue to be appropriate in light of the Committee’s overall goal of designing a compensation program for NEOs.

Other Employee Benefits

NEOs participate in all other benefits generally offered to employees.

Tax Implications

                As part of its role, the Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that the Company may not deduct compensation of more than $1,000,000 that is paid to certain individuals.  The Company believes that compensation paid under the management incentive plans is generally fully deductible for federal income tax purposes.  For fiscal 2007, there were no salaries in excess of $1,000,000 for any named executive officer of the Company.  The Company does not currently provide to the NEOs any other compensation components such as long-term grant programs, or deferred compensation.

Accounting for Stock-Based Compensation

                Beginning on January 1, 2006, the Company began accounting for stock-based payments relating to its Stock Option Program in accordance with the requirements of Financial Accounting Standards Board Statement 123(R).

COMPENSATION COMMITTEE REPORT

                The Compensation Committee of the Board of Directors of Alamo Group Inc. oversees the Company’s compensation program on behalf of the Board.  In fulfilling its oversight responsibilities, the Compensation Committee reviewed and discussed with management the Compensation Discussion and Analysis set forth in this Proxy Statement.

                In reliance on the review and discussions referred above, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company's Proxy Statement to be filed in connection with the Company's 2008 Annual Meeting of Stockholders, which will be filed with the Securities and Exchange Commission.

COMPENSATION COMMITTEE

James B. Skaggs, Chairman

Jerry E. Goldress, Member

David W. Grzelak, Member

Gary L. Martin, Member

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

                The following table describes the annual compensation for our NEOs for the Fiscal years 2007, 2006 and 2005.

Name and Principal Position	Year	Salary ($)	Bonus Payments ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Compensation Plan ($)(3)	All Other Compensation ($)(4)(5)	Total ($)
Ronald A. Robinson President & CEO	2007 2006 2005	390,891 356,746 321,976	— — 100,000	169,301 140,350 129,632	93,750 105,469 98,438	116,270 76,778 88,309	770,212 679,343 738,355
Dan E. Malone Executive VP and CFO, Principal Financial Officer	2007 2006 2005	193,998 — —	25,000 — —	34,739 — —	19,688 — —	4,410 — —	277,835 — —
Richard J. Wehrle VP & Controller, Principal Accounting Officer	2007 2006 2005	145,550 130,541 117,431	— — 17,000	30,262 25,714 24,428	11,094 12,563 9,300	5,179 4,289 4,037	192,085 173,107 172,196
Robert H. George VP, Secretary & Treasurer	2007 2006 2005	150,939 134,884 126,258	— — 17,000	30,262 25,714 24,428	11,250 12,938 9,675	6,602 6,725 6,564	199,053 180,261 183,925
Donald C. Duncan VP & General Counsel	2007 2006 2005	149,200 141,888 130,084	— — 17,000	28,768 32,184 30,898	9,438 7,250 7,650	6,522 6,797 6,330	193,928 188,119 191,962
Geoffrey Davies VP & Managing Director Alamo Group Europe Ltd.	2007 2006 2005	250,000 214,733 201,596	— — —	57,750 57,676 49,098	99,865 70,483 53,487	22,756 18,621 18,932	430,371 361,513 323,113

(1)

 In 2006, the Compensation Committee approved a special bonus for the year 2005 of $100,000 to Mr. Robinson and $17,000 each to Mr. Wehrle, Mr. George and Mr. Duncan related to the completion of the Gradall acquisition.  In the case of Mr. Malone, the amount in 2007 represents a starting bonus of $25,000.

(2)

The amount shown in this column constitutes options granted under the Company’s stock option program.  The amounts are valued based on the aggregate grant date fair value of the award determined pursuant to Financial Accounting “Standards Board Statement for Financial Accounting Standards No. 123 (revised 2004) Share-Based Payment (FAS123R).  See Note 1 to the Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 for a discussion of the relevant assumptions used in calculating  grant date fair value pursuant to FAS123R.

(3)	Discretionary ICP incentives approved and paid in 2006, 2007 and 2008.
(4)

With the exception of Mr. Davies amounts represent the employer’s contribution under the Alamo Group (USA) Inc. tax-qualified 401k plan (the “401(k) Plan”).  In the case of Mr. Robinson, each year the amounts include perquisites in excess of $10,000 which includes reimbursing of commuting expenses ($69,011 in 2007, $54,573 in 2006, $56,697 in 2005), a car allowance, club dues and restoration payments pursuant to the Alamo Group Inc. 401(k) Restoration Plan (the “Restoration Plan”).  Such restoration payments are equivalent to matching contributions that would have been or would be made under the Company’s 401(k) plan but were foregone due to certain limitations on contributions to 401(k) plans in the Internal Revenue Code of 1986.

(5)	The amount reflects Alamo Group Europe Ltd.’s contribution to Mr. Davies’ retirement plan in the United Kingdom.

Employment Agreements

                All NEOs of the Company serve at the discretion of the Board of Directors.  The NEOs are appointed to their positions by the Board until the next annual meeting of directors or until their successors have been duly qualified and appointed.  There are currently no employment agreements with any NEOs of the Company.

2007 GRANTS OF PLAN-BASED AWARDS

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Under- lying Options (#)(2)	Exercise or Base Price of Option Awards ($) (3)	Grant Date Fair Value of Stock and Option Awards ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Ronald A. Robinson	05/07/2007	0	300,000	460,000	—	—	—	—	— 25,000	— 25.18	— 144,755
Dan E. Malone	03/08/2007	0	63,000	94,500	—	—	—	—	— 25,000	— 24.13	— 173,695
Richard J. Wehrle	05/07/2007	0	35,500	53,250	—	—	—	—	— 5,000	— 25.18	— 28,955
Robert H. George	05/07/2007	0	36,000	54,000	—	—	—	—	— 5,000	— 25.18	— 28,955
Donald C. Duncan	05/07/2007	0	30,200	45,300	—	—	—	—	— 3,000	— 25.18	— 17,370
Geoffrey Davis		0	84,455	126,683	—	—	—	—	—	—	—

(1)

Amounts shown are estimated possible payouts for fiscal 2007 under the Company’s Incentive Compensation Plan.  These amounts are based on the individual’s fiscal 2007 base salary and position.  The maximum amount shown is 150% of the target amount.  Actual incentives received by the NEOs for fiscal 2007 are reported in the summary compensation table under the column entited “Non-Equity Incentive Plan Compensation.”

(2)	The amount in this column reflects the number of shares granted to named officer under the 2005 Incentive Stock Option Plan.
(3)

The amount shown in this column constitutes options granted under the Company’s stock option program.  The amounts are valued based on the aggregate grant date fair value of the award determined pursuant to Financial Accounting “Standards Board Statement for Financial Accounting Standards No. 123 (revised 2004) Share-Based Payment (FAS123R).  See Note 1 to the Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 for a discussion of the relevant assumptions used in calculating grant date fair value pursuant to FAS123R.

OUTSTANDING EQUITY AWARDS AT 2007 FISCAL YEAR-END

The following table lists all outstanding equity awards held by our NEOs as of December 31, 2007:

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date

Ronald A. Robinson President & CEO	200,000	—	8.9375	07/07/2009
	25,000	—	8.9375	07/07/2009
	40,000	10,000	12.10	05/12/2013
	10,000	15,000	19.79	05/04/2015
	—	25,000	25.18	05/07/2017
Dan E. Malone Executive VP & CFO, Principal Financial Officer	—	25,000	24.13	03/08/2017
Richard J. Wehrle VP & Controller, Principal Accounting Officer	3,750	—	9.25	08/31/2009
	4,000	1,000	12.10	05/13/2013
	2,400	600	17.85	02/20/2014
	1,200	1,800	19.79	05/04/2015
	—	5,000	25.18	05/07/2017
Robert H. George VP, Secretary & Treasurer	3,750	—	9.25	08/31/2009
	4,000	1,000	12.10	05/13/2013
	2,400	600	17.85	02/20/2014
	1,200	1,800	19.79	05/04/2015
	—	5,000	25.18	05/07/2017
Donald C. Duncan VP & General Counsel	1,400	2,800	12.10	05/13/2013
	2,400	600	17.85	02/20/2014
	1,200	1,800	19.79	05/04/2015
	—	3,000	25.18	05/07/2017
Geoffrey Davies VP & Managing Director Alamo Group Europe Ltd.	1,150	—	14.38	02/13/2012
	15,200	4,000	12.10	05/13/2013
	2,000	3,000	19.79	05/04/2015
	2,000	3,000	22.39	03/03/2016

OPTION EXERCISES IN 2007

Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized Upon Exercise ($)
Ronald A. Robinson President & CEO	5,000	83,063
Dan E. Malone Executive VP & CFO Principal Financial Officer	—	—
Richard J. Wehrle VP & Controller Principal Accounting Officer	—	—
Robert H. George VP, Secretary & Treasurer	—	—
Donald C. Duncan VP & General Counsel	—	—
Geoffrey Davies VP & Managing Director Alamo Group Europe Ltd.	200	1,934

DIRECTOR COMPENSATION DURING 2007

                The following table sets forth the aggregate compensation awarded to, earned by or paid to our non-employee directors during 2007:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (1)	All Other Compensation ($) (2)	Total ($)
Donald J. Douglass	35,000	5,790	116,763(2)	157,553
Jerry E. Goldress	30,000	22,980	—	52,980
David W. Grzelak	30,000	9,555	—	39,555
Gary Martin	23,500	5,790	—	29,290
David H. Morris	34,500	22,980	—	57,480
James B. Skaggs	30,000	22,980	—	52,980
William R. Thomas	4,500	17,190	—	21,690

(1)

The amount shown in this column constitutes options granted under the Company’s stock option program.  The amounts are valued based on the aggregate grant date fair value of the award determined pursuant to Financial Accounting “Standards Board Statement for Financial Accounting Standards No. 123 (revised 2004) Share-Based Payment (FAS123R).  See Note 1 to the Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 for a discussion of the relevant assumptions used in calculating  grant date fair value pursuant to FAS123R.  Options outstanding at December 31, 2007 were 5,000 shares for Mr. Douglass, 9,000 shares for Mr. Goldress, 7,500 shares for Mr. Grzelak, 5,000 shares for Mr. Martin, 16,500 shares for Mr. Morris and 9,000 shares for Mr. Skaggs.

(2)	Amount reflected is payment of principal and interest relating to a supplemental retirement benefit.

                During 2007, non-employee directors receive $2,000 for each meeting of the Board of Directors attended in person, and $1,000 for each meeting of any committee attended in person or $500 for each meeting of the Board of Directors or any meeting of any committee thereof attended by telephone.  The Company pays directors who are not employees of the Company a $15,000 retainer per year.  The chairman of the Audit Committee receives an additional $3,000 annual retainer. Directors are reimbursed for reasonable expenses incurred as a result of attending meetings of the Board or committees thereof.

On May 3, 2001, the Stockholders of the Company approved the First Amended and Restated 1999 Non-Qualified Stock Option Plan (“FAR 1999 NQSO Plan”) to add non-employee directors as eligible persons to receive grants of stock options.  The Company then granted options to purchase 5,000 shares to the following non-employee directors, Messrs. Goldress, Morris, Skaggs and Thomas, respectively, at an exercise price of $13.96 per share.  On May 12, 2003, the Company granted additional options from the FAR 1999 NQSO Plan to purchase a total of 70,000 shares consisting of options on 50,000 shares to Mr. Robinson and 5,000 shares each to non-employee directors Goldress, Morris, Skaggs and Thomas, at an exercise price of $12.10 per share.  There were no options granted under the FAR 1999 NQSO Plan during 2004.  On May 4, 2005, the Company granted additional options from the FAR 1999 NQSO Plan to purchase a total of 20,000 shares consisting of options on 5,000 shares each to the following non-employee directors, Messrs. Goldress, Morris, Skaggs and Thomas, at an exercise price of $19.79 per share.  On August 2, 2006, the Company granted options to Mr. Grzelak from the FAR 1999 NQSO Plan totaling 2,500 shares at an exercise price of $25.02 per share.  On May 7, 2007, the Company granted additional options from the FAR 1999 NQSO Plan to purchase a total of 30,000 shares consisting of options on 5,000 shares each to the following non-employee directors, Messrs. Douglass, Grzelak, Goldress, Martin, Morris and Skaggs, at an exercise price of $25.18 per share.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company or one of our subsidiaries may occasionally enter into transactions with certain “related persons.”  Our Board has adopted a written Related Person Transactions Policy (the “Policy”) governing the approval or ratification of related person transactions by the Audit Committee or all of the disinterested members of the Board, if necessary.

For purposes of the Policy, a Related Person Transaction generally means any transaction outside the normal course of business and not arms-length involving an amount in excess of $100,000 cumulative within a twelve-month period in which the Company is a participant and in which a Related Person has a direct or indirect material interest.  A Related Person means (i) an executive officer or director of the Company or a nominee for director of the Company, (ii) a beneficial owner of more than 5% of any class of voting securities of the Company, (iii) an immediate family member of any of the persons identified in clauses (i) or (ii) hereof, and (iv) any firm, corporation or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest.

Prior to entering into the Related Person Transaction (a) the Related Person, (b) the director, Executive Officer, nominee or beneficial owner who is an Immediate Family Member of the Related Person, or (c) the relevant business manager responsible for the potential Related Person Transaction shall provide notice to the General Counsel of the facts and circumstances of the proposed Related Person Transaction. The General Counsel shall advise the Chairman of the Audit Committee of any Related Person Transaction of which he becomes aware.

Under the Policy, the Audit Committee shall consider each Related Person Transaction, unless the Audit Committee determines that the approval or ratification of such Related Person Transaction should be considered by all of the disinterested members of the Board of Directors.

In considering whether to approve or ratify any Related Person Transaction, the Audit Committee or the disinterested members of the Board of Directors, as the case may be, shall consider all factors that are relevant to the Related Person Transaction, including, without limitation, the following:

-	the size of the transaction and the amount payable to a Related Person;
-	the nature of the interest of the Related Person in the transaction;
-	whether the transaction may involve a conflict of interest; and
-

whether the transaction involves the provision of goods or services to the Company that are available from unaffiliated third parties and, if so, whether the transaction is on terms and made under circumstances that are at least as favorable to the Company as would be available in comparable transactions with or involving unaffiliated third parties.

There were no relationships or related party transactions that occurred in the fiscal year ending December 31, 2007.

PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The firm of Ernst & Young LLP is our independent auditor and the Audit Committee of the Board of Directors desires to continue to engage the services of this firm for the fiscal year ending December 31, 2008.  Accordingly, the Audit Committee has reappointed Ernst & Young LLP to audit the financial statements of the Company for fiscal 2008 and report on those financial statements.  Stockholders are being asked to vote FOR the ratification of the appointment.  If Stockholders do not ratify the appointment of Ernst & Young LLP, the Audit Committee will reconsider its appointment.

Fees Incurred by Alamo Group Inc. for Ernst & Young LLP

                The following table shows the fees paid or accrued by Alamo Group Inc. for the audit and other services provided by Ernst & Young LLP for fiscal 2007 and 2006.

	2007	2006
Audit Fees(1)	$1,162,200	$1,102,684
Audit-Related Fees(2)	51,000	43,017
Tax Fees(3)	205,966	149,553
All Other Fees(4)	—	—
Total	$1,419,166	$1,295,254

(1)

Both 2007 and 2006 Audit Fees include: (i) the audit of our consolidated financial statements included in our Form 10-K annual report and services attendant to, or required by, statute or regulation; (ii) reviews of the interim condensed consolidated financial statements included in our quarterly reports on Form 10-Q; and (iii) comfort letters, consents and other services related to SEC and other regulatory filings; and (iv) the audit of management’s reports on the effectiveness of the Company’s internal control over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act of 2002 (Section 404).

(2)	Audit-Related Fees in 2007 and 2006 include employee benefits plan and consulting in connection with acquisitions.
(3)

Tax Fees in 2007 and 2006 include tax compliance, tax planning and tax advice.  Tax compliance services include U.S. federal, state and local income.  Tax planning and tax advice service include U.S. federal, state and local income.

(4)	There were no other professional services rendered in 2007 or 2006.

Audit Committee’s Pre-Approval Policy And Procedures

During fiscal year 2004 and reviewed annually thereafter, the Audit Committee of our Board of Directors adopted policies and procedures for the pre-approval of audit and non-audit services for the purpose of maintaining the independence of our independent auditors. We may not engage our independent auditors to render any audit or non-audit service unless either the service is approved in advance by the Audit Committee or the engagement to render the service is entered into pursuant to the Audit Committee's pre-approval policies and procedures. On an annual basis, the Audit Committee may pre-approve services that are expected to be provided to the Company by the independent auditors during the following twelve months.

The Audit Committee may also pre-approve particular services on a case-by-case basis. In assessing requests for services by the independent auditors, the Audit Committee considers whether such services are consistent with the auditor's independence, whether the independent auditors are likely to provide the most effective and efficient service based upon their familiarity with the Company and whether the service could enhance the Company's ability to manage or control risk or improve audit quality.

Representatives of Ernst & Young LLP will be present at the Stockholders meeting and will be available to respond to appropriate questions and make a statement should they so desire.

                Vote required.  This recommendation must be approved by the stockholders by a majority of the votes cast at the Annual Meeting.  All proxies will be voted “FOR” the ratification of the appointment of Ernst & Young LLP as the Company’s independent auditor unless a contrary choice is indicated.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR 2008, WHICH IS DESIGNATED AS PROPOSAL NO. 2 ON THE ENCLOSED PROXY.

SECTION 16(a) BENEFICIAL OWNERS REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and beneficial owners of more than 10% of Alamo Group Common Stock to file with the SEC reports regarding their ownership and changes in ownership of our securities.  Alamo Group Inc. believes that, through March 14, 2008, its directors, executive officers and beneficial owners of more than 10% of the Company’s common stock complied with all Section 16(a) filing requirements. In making this statement, Alamo Group Inc. has relied upon examination of the copies of Forms 3, 4 and 5 and amendments thereto, provided to Alamo Group Inc. and the written representations of its directors, executive officers and beneficial owners of more than 10% of the Company’s common stock.

STOCKHOLDER PROPOSALS FOR 2009 ANNUAL MEETING

Proposals from Stockholders intended to be presented at the 2009 Annual Meeting, pursuant to Rule 14a-8 under the Exchange Act, must be received in writing by the Company at its principal executive offices not later than December 1, 2008.  The Company's principal executive offices are located at 1627 East Walnut Street, Seguin, Texas 78155.  Please direct all such proposals to the attention of the Company’s Secretary.

If a Stockholder intends to present business at the 2009 Annual Meeting other than pursuant to Rule 14a-8, to be considered timely pursuant to Rule 14a-4(c), such proposal must be submitted in writing to the Secretary of the Company at our principal executive offices no later than February 13, 2009 and such proposal, under law, must be an appropriate subject for stockholder action.

PROXY SOLICITATION

The cost of soliciting proxies by the Board of Directors will be borne by the Company.  Proxies may be solicited through the mail and through telephonic communications or meetings with stockholders or their representatives by directors, officers and other employees of the Company who will not receive special compensation for these services.

The Company requests persons such as brokers, nominees and fiduciaries holding stock in their names for others, or holding stock for others who have the right to give voting instructions, to forward proxy material to their principals and to request authority for the execution of the proxy, and the Company will reimburse such persons for their reasonable expenses.

OTHER MATTERS

No business other than the matters set forth in this Proxy Statement is expected to come before the meeting, but should any other matters requiring a vote of Stockholders arise, including a question of adjourning the meeting, the persons named in the accompanying Proxy will vote thereon according to their best judgment in the interests of the Company.  If any of the nominees for office of director should withdraw or otherwise become unavailable for reasons not presently known, the persons named as proxies may vote for another person in his/her place in what they consider the best interests of the Company.

The Company is enclosing with this proxy a copy of the Company’s Annual Report on Form 10-K including financial statements and schedules thereto filed with the SEC Commission for the year ended December 31, 2007. Any request for exhibits should be in writing addressed to Corporate Secretary, Alamo Group Inc., 1627 East Walnut Street, Seguin, Texas 78155.

By Order of the Board of Directors

Robert H. George

Secretary

March 20, 2008

ANNUAL MEETING OF STOCKHOLDERS OF

ALAMO GROUP INC.

May 7, 2008

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

- OR -

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries and follow the instructions. Have your proxy card available when you call.

- OR -

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions. Have your proxy card available when you access the web page.

- OR -

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER	
ACCOUNT NUMBER	

You may enter your voting instructions at 1-800-PROXIES in the United States or 1-718-921-8500 from foreign countries or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20730000000000001000 4 050708

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Donald J. Douglass
- ○ Jerry E. Goldress
- ○ David W. Grzelak
- ○ Gary L. Martin
- ○ David H. Morris
- ○ Ronald A. Robinson
- ○ James B. Skaggs

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. Proposal FOR ratification of appointment of Ernst & Young LLP as the Company's Independent auditors for 2008.	☐	☐	☐

3. In their discretion, upon such other business as may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned.

In the absence of such direction the proxy will be voted FOR the Nominees listed in Proposal 1 and FOR the Proposal set forth in Proposal 2.

I plan to attend the meeting. ☐

Signature of Stockholder ____________ Date: ______ Signature of Stockholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ALAMO GROUP INC.

Proxy for 2008 Annual Meeting of Stockholders

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Donald J. Douglass, Ronald A. Robinson or Robert H. George or any one of then, proxies or proxy with full power of substitution and revocation as to each of them, to represent the undersigned and to act and vote, with all powers which the undersigned would possess if personally present at the Annual Meeting of Stockholders of Alamo Group Inc., to be held at 9:00 a.m., local time, at the Westin Riverwalk Hotel, 420 Market Street, San Antonio, Texas, Wednesday, May 7, 2008 on the following matters and in their discretion on any other matters which may come before the Meeting or any adjournments thereof. Receipt of Notice-Proxy Statement dated March 20, 2008 is acknowledged.